EXHIBIT 10.3

When Recorded, Please Mail To: Robin Rash, Esq. The Inland Real Estate Group, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523
Space above for Recorder’s use

ASSIGNMENT OF LEASES

THIS ASSIGNMENT OF LEASES (the "Assignment") is made this 26th day of May 2010, by and between DRAPER CROSSING I, L.C., a Utah limited liability company ("Assignor"), and INLAND DIVERSIFIED DRAPER CROSSING, L.L.C., a Delaware limited liability company ("Assignee").

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby agrees as follows:

1.

Assignment of Leases. Assignor hereby assigns, transfers, sets over and conveys to Assignees all of its right, title and interest as landlord under all leases ("Leases") pertaining to the real property described on Exhibit "A" hereto. A list of the Leases is attached to this Assignment as Exhibit "B."

2.

Acceptance of Assignment of Lease. Assignee accepts the assignment of the Leases, assumes the obligations of landlord or lessor arising under the Leases on or after the date of this Assignment, and agrees to perform all obligations of landlord under the Leases. Assignor maintains the obligations of landlord or lessor under the leases arising prior to the date of this Assignment including, without limitation, the obligation to do CAM reconciliation for periods arising prior to the date of this Assignment.

3.

General Provisions. This Assignment may be signed in one or more counterparts, each of which shall be deemed an original and together shall constitute one and the same instrument. Facsimile copies of this Assignment shall have the same effect as originals. This Assignment shall be governed in accordance with the laws of the State of Utah, without giving effect to the conflicts of laws principles thereunder. Jurisdiction for any legal proceeding related to this Assignment shall lie only in the applicable State and Federal courts located in Salt Lake County, Utah. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assignors.

(Signatures and acknowledgments begin on following pages)

IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the date first written above.

ASSIGNOR:

DRAPER CROSSING I, L.C., a Utah limited liability company, by its Manager:

THE BOYER COMPANY, L.C., a Utah limited liability company

By:	/s/ Devon Glenn
Name:	Devon Glenn
Its:	Manager

ASSIGNEE:

INLAND DIVERSIFIED DRAPER CROSSING, L.L.C., a Delaware limited liability company

By: Inland Diversified Real Estate Trust, Inc., a Maryland corporation, its sole member

By:	/s/ Steven T. Hippel
Name:	Steven T. Hippel
Its:	Treasurer

STATE OF UTAH

)

: ss.

COUNTY OF SALT LAKE

)

The foregoing instrument was acknowledged before me this 26th day of May, 2010, by Devon M. Glenn, the Manager of The Boyer Company L.C., a Utah limited liability company, which is the Manager of Draper Crossing I, L.C., a Utah limited liability company.

/s/ Rachel N. Niusulu

NOTARY PUBLIC
Residing at: Salt Lake City

My Commission Expires: 9-17-11

STATE OF ILLINOIS

)

: ss.

COUNTY OF DU PAGE

)

On this 26th day of May,  2010, personally appeared before me Steven T. Hippel, the CAO and Treasurer of Inland Diversified Real Estate Trust, Inc., a Maryland corporation, which is the sole member of INLAND DIVERSIFIED DRAPER CROSSING, L.L.C., a Delaware limited liability company.

/s/ Judy L. Milette

NOTARY PUBLIC
Residing at: 2901 Butterfield Road, Oak Brook, IL

My Commission Expires: 7/27/11

EXHIBIT "A"

TO

ASSIGNMENT OF LEASES

DESCRIPTION OF REAL PROPERTY

The Property referred to in the foregoing instrument is located in Salt Lake County, Utah, and is more particularly described as follows:

PARCEL 1:

Lot 3, DRAPER CROSSING SUBDIVISION, according to the official plat thereof, filed in Book "97-8P" of Plats, at Page 240 of the Official Records of the Salt Lake County Recorder.

EXCEPTING THEREFROM the following portion conveyed to the Utah Department of Transportation by that certain Warranty Deed recorded July 29, 2003 as Entry No. 8749510, in Book 8850, at Page 7673 of the Official Records of the Salt Lake County Recorder:

A parcel of land in fee for the widening of the existing highway State Route 71, known as Project No. 0071, being part of an entire tract of property, situate in Lot 3, Draper Crossing, a subdivision in the Northwest quarter of the Southwest quarter and the Northeast quarter of the Southwest quarter of Section 30, Township 3 South, Range 1 East, Salt Lake Base and Meridian. The boundaries of said parcel of land are described as follows: Beginning at the Northwest Corner of said Lot 3; and running thence South 89°25,49" East 935.50 feet along the northerly boundary line of said Lot 3 to the Northeast Corner of said entire tract; thence South 02°57'21" West 2.27 feet along the easterly boundary line of said entire tract to a point 54.31 feet perpendicularly distant southerly from the centerline of State Route 71 of said project at approximate Engineer Station 290+22.11; thence North 87°06'56" West 32.71 feet to a point which is 53.00 feet perpendicularly distant southerly from the centerline of State Route 71 of said project at Engineer Station 289+89.42; thence North 89°24'23" West 390.05 feet parallel with the centerline of said project; thence South 83°31'47" West 48.79 feet to a point 59.00 feet perpendicularly distant southerly from the centerline of State Route 71 of said project at Engineer Station 285+50.95; thence North 89°24'23" West 459.35 feet parallel with the centerline of said project; thence South 88°18'27M West 4.86 feet to the westerly boundary of said Lot 3 to a point 59.00 feet perpendicularly distant southerly from the centerline of State Route 71 of said project at approximate Engineer Station 280+86.75; thence North 00°14'21" East 6.76 feet along the westerly boundary line of said Lot 3 to the point of beginning as shown on the official map of said project on file in the office of the Utah Department of Transportation. (Note: All bearings in the above description are highway bearings. Rotate highway bearings 00°14'21" counterclockwise to match property bearings.)

PARCEL 2:

The non-exclusive easements for vehicular and pedestrian ingress and egress, appurtenant to PARCEL 1 described herein, as defined, described and created pursuant to that certain Declaration Of Easements, Covenants And Restrictions recorded April 11, 1997 as Entry No. 6617276, in Book 7641, at Page 264 of the Official Records of the Salt Lake County Recorder.

PARCEL 3:

Lots 12, 14 and 15 of LOT 1 DRAPER CROSSING SUBDIVISION AMENDED AND EXTENDED, according to the official plat thereof, filed in Book "200 IP" of Plats, at Page 335 of the Official Records of the Salt Lake County Recorder.

PARCEL 4:

The nonexclusive easements appurtenant to PARCEL 3 described herein, as defined, described and created pursuant to that certain Declaration Of Easements, Covenants And Restrictions recorded November 20, 2001 as Entry No. 8065744, in Book 8528, at Page 5082 of the Official Records of the Salt Lake County Recorder, as amended, supplemented or otherwise affected by that certain First Amendment To Declaration Of Easements, Covenants And Restrictions recorded May 15, 2002 as Entry No. 8234059, in Book 8598, at Page 1733 of the Official Records of the Salt Lake County Recorder.

PARCEL 5:

The non-exclusive right-of-way and easement for pedestrian and vehicular ingress and egress and temporary vehicular parking, appurtenant to PARCEL 1 described herein, as defined, described and created pursuant to that certain Restrictions And Easements Agreement recorded April 3, 1997 as Entry No. 6610999, in Book 7635, at Page 2307 of the Official Records of the Salt Lake County Recorder, on, over and across the "Common Areas" designated for such purposes, within the following described TRACT 5A and TRACT 5B:

TRACT 5A:

Beginning at a point South 89°48'40" East which is the base of bearing, along the Section line 1130.25 feet (total quarter section line distance 2642.34 feet) and North 1533.76 feet to the South line of 12300 South Street from the Southwest corner of Section 30, Township 3 South, Range 1 East, Salt Lake Base and Meridian, and running thence South 89°40'10" East along the South side of said street 128.72 feet; thence South 230.00 feet; thence North 89°40'10" West 128.72 feet; thence North 230.00 feet to the point of beginning.

EXCEPTING THEREFROM any portion within the bounds of 12300 South Street and any portion conveyed to the Utah Department of Transportation in that certain Warranty Deed recorded November 25, 2003 as Entry No. 8907220, in Book 8916, at Page 2233 of the Official Records of the Salt Lake County Recorder.

TRACT 5B:

Beginning at a point which is South 89°48'40" East along the Section line 1130.25 feet and North 879.59 feet from the Southwest corner of Section 30, Township 3 South, Range 1 East, Salt Lake Base and Meridian; and running thence South 89°57'00" West 229.08 feet to a point of curvature; thence Northwesterly along the arc of a 300.00 foot radius curve to the right, through a central angle of 37°21'32", a distance of 195.611 feet; thence North 52°41'28" West 61.05 feet to a point on the arc of a 400 foot radius curve to the left; thence Northeasterly along said curve (center bears North 52041'28" West), through a central angle of 37°22'04", a distance of 260.877 feet to a point of tangency; thence North 00°03'32" West 105.63 feet; thence South 89°40'10M East 54.00 feet; thence South 20.06 feet; thence South 89°40*10" East 350.084 feet; thence South 430.13 feet; thence South 89°57'00" West 26.08 feet; thence North 6.00 feet to the point of beginning.

EXCEPTING THEREFROM any portion within the bounds of Minuteman Drive and 12450 South Street.

EXHIBIT "B"
TO
ASSIGNMENT OF LEASES

(LIST OF LEASES)

Draper Crossing I
Tenant	Lease Date	Amendment Dates
ELECTRIC BEACH	5/4/1998	First 9/26/2003 Second 3/31/2008 Third 4/5/2010
ELEMENTZ BODY & SOUL	3/18/2008	-
ALL A DOLLAR	3/17/1998	First 2/4/2009
CLEANING SUPPLIER	8/18/2009	-
GRAY WHALE CD	1/14/1998	-
AMERICAN FAMILY MUTUAL INS.	1/2/2008	-
SMITH FOOD & DRUG	3/19,1997, as reflected in that Short Form Lease recorded May 13, 1997 as Entry No. 6643374, in Book 7665, at Page 2287 of the Official Records of Salt Lake County	-
HARDWICK JEWELERS	2/16/2010	-
SALLY BEAUTY SUPPLY CO	10/16/1998	First 5/26/2004 Second 5/21/2009
SALON 21	7/6/2006	First 4/17/2009
COSMO NAILS	10/3/2000	First 11/25/2003 Second 12/2006
T.J. MAXX	1/15/1998, as reflected in that certain Memorandum of Lease recorded May 7, 1998 as Entry No. 6955791, in Book 7970, at Page 2415 of the Official Records of Salt Lake County	-
DOWNEAST HOME	4/30/2001	First 5/24/2005 Second 8/17/2007
UTAH ACADEMY OF EMERGENCY	8/12/2004	First 2/3/3005 Second 1/29/2010
POST NET	3/19/1999	First 2/27/2008
VILLAGE CLEANERS	9/16/1997	First 11/18/1998 Second 6/10/2008
ALLSTATE INSURANCE	7/15/2009	-
WASHINGTON MUTUAL	9/18/1997	-
ARCTIC CIRCLE	2/28/1997	-

QUIZNO’S SUB	11/30/2009	-
RUMBI ISLAND GRILL	5/23/2003	Second 10/21/2003 Third 2/19/2008
PIZZA HUT

3/24/1998, as evidenced by that certain Assignment and Assumption of Lease Agreement dated as of May 9, 2005, by and between Pizza Hut, Inc., and Wasatch Valley Pizza, LLC, recorded May 11, 2005 as Entry No. 9373415, in Book 9129, at Page 4181 of the Official Records of Salt Lake County

First 3/1999 Second 6/30/2009
JAMBA JUICE	11/19/2003	First 5/14/2008

Draper Crossing Pads
WINGERS	1/5/2000	First 7/26/2000 Second 10/26/2000 Third March 1, 2010
TUNEX AUTOMOTIVE	6/5/2000	First 5/26/2006
CARLS JR.	3/31/1998 as reflected in that certain Memorandum of Ground Lease recorded April 29, 1999 as Entry No. 7338688, in Book 8272, at Page 8428 of the Official Records of Salt Lake County	-